EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quture International, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Landon Feazell, Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

December 26, 2012	/s/ G. Landon Feazell
G. Landon Feazell
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Quture International, Inc. and will be retained by Quture International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.